SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2009

A. O. Smith Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-475	39-0619790
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 245008, Milwaukee, Wisconsin 53224-9508

(Address of principal executive offices, including zip code)

(414) 359-4000

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 204.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13-e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

On November 10, 2009, A. O. Smith Corporation (the “Company”) will be making a presentation to investors at the Robert W. Baird & Co. 2009 Industrial Conference. Exhibit 99.1 is a copy of the slides that will be presented as part of, and posted on the Company’s website in connection with, the presentation. The slides are being furnished pursuant to Item 7.01, and the information contained therein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference into any document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934 except as shall be expressly set forth by specific reference in such filing.

This Current Report on Form 8-K (including the Exhibit hereto) contains statements that the Company believes are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those anticipated as of the date of this report. Factors that could cause such a variance include the following: significant volatility in raw material prices; competitive pressures on the Company’s businesses; inability to implement pricing actions; negative impact of future pension contributions on the Company’s cash flow; instability in the Company’s electric motor and water products markets; further weakening in housing construction; further weakening in commercial construction; timing of any recoveries in housing or commercial construction; a slowdown in the Chinese economy; expected restructuring savings realized; further adverse changes in customer liquidity and general economic and capital market conditions; the impact of acquisition accounting or non-GAAP financial measures on the Company’s financial statements or difficulties in closing on and integrating the proposed China acquisition, and realizing future growth and profit expectations.

Forward-looking statements included in this report are made only as of the date of this report, and the Company is under no obligation to update these statements to reflect subsequent events or circumstances.

Item 9.01.	Financial Statements and Exhibits

The following exhibit is being furnished herewith:

(99.1) A. O. Smith Corporation Robert W. Baird & Co. 2009 Industrial Conference Presentation Slides, dated November 10, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A. O. SMITH CORPORATION

Date: November 10, 2009	By:	/S/ JAMES F. STERN
James F. Stern
Executive Vice President, General Counsel and Secretary

A. O. SMITH CORPORATION

Exhibit Index to Current Report on Form 8-K Dated November 10, 2009

Exhibit Number	Description

99.1	A. O. Smith Corporation Robert W. Baird & Co. 2009 Industrial Conference Presentation Slides, dated November 10, 2009.

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